CERTIFICATION PURSUANT TO RULE 30a-2(b) UNDER THE 1940 ACT AND SECTION 906
                           OF THE SARBANES-OXLEY ACT

I, David J. Schoenwald, Chief Executive Officer and Chief Financial Officer of New Alternatives Fund, Inc. (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:    August 13, 2007                   /s/ David J. Schoenwald
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                                  David J. Schoenwald, Chief Executive Officer
                                  and Chief Financial Officer
                                  (principal executive officer and principal
                                  financial officer)